UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
May 27, 2009
Date of Report
(Date of earliest event reported)

SouthWest Water Company
(Exact name of registrant as specified in its charter)

Delaware	0-8176	95-1840947
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Wilshire Building
624 South Grand Avenue, Suite 2900
Los Angeles, CA 90017-3782
(Address, including zip code, of principal executive offices)

(213) 929-1800
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Nasdaq Hearings Panel has granted the Company a Listing Qualifications Hearing, scheduled for June 11, 2009. The Panel has also granted the Company a stay of delisting pending broader review of the Company’s reasons for its late filings and plan of compliance at the hearing.

Item 8.01          Other Events

On May 27, 2009 a news release was issued announcing the Listing Hearing and stay of delisting from Nasdaq. The information contained in the news release is incorporated herein by reference and furnished as Exhibit 99.1.

Item 9.01          Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release date May 27, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHWEST WATER COMPANY
(Registrant)

Date:	May 27, 2009	By:	/s/ William K. Dix
William K. Dix
General Counsel and
Corporate Secretary